UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2010
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval and Description of 2010 Bonus Plan
At a meeting held on February 19, 2010, the Compensation Committee of the Board of Directors of Tollgrade Communications, Inc. (the “Company”) approved the performance criteria and participation percentages for participants in the Company’s Management Incentive Compensation Plan to be applied for 2010 (“2010 Bonus Plan”). The Company’s principal executive officer (PEO) and principal financial officer (PFO) are entitled to participate in the 2010 Bonus Plan. Set forth herein is a summary of the terms upon which each of the PEO and PFO are entitled to participate. The other employees eligible to participate in the 2010 Bonus Plan will participate upon terms to be provided to them.
Under the 2010 Bonus Plan, the target cash bonus amount for the PEO and the PFO (the “Target Bonus Amount”) will be calculated based on a percentage of their respective base salaries, as reflected in the table, below.
The payment of bonuses, and the amount of any bonuses paid, under the 2010 Bonus Plan will be subject to the satisfaction of performance thresholds associated with Adjusted EBITDA, revenue, and individual performance objectives for 2010 (“Performance Thresholds”). The 2010 Bonus Plan identifies three levels of Performance Thresholds for each of Adjusted EBITDA and revenue. Seventy percent (70%) of the bonus amount paid to the PEO and the PFO will be subject to satisfaction of the thresholds established for Adjusted EBITDA, ten percent (10%) of the bonus amount paid will be subject to satisfaction of the thresholds established for revenue, and the remaining twenty percent (20%) of the bonus amount paid will be subject to satisfaction of individual performance objectives, as established by Board of Directors (in the case of the PEO) and by the PEO (in the case of the PFO) consistent with the Company’s strategic objectives. In any event, no bonuses will be paid unless at least the lowest Performance Threshold for Adjusted EBITDA is met.
Amounts paid under the 2010 Bonus Plan to the PEO and the PFO will be scaled based on actual company performance, ranging from 50% of Target Bonus Amount for achievement of the low Performance Threshold levels to 200% of Target Bonus Amount for achievement of the high Performance Threshold Levels.
Amounts Payable to Principal Executive Officer and Principal Financial Officer
The table below sets forth the participation percentages of the PEO and the PFO, and the amounts that each of them would be entitled to receive under the 2010 Bonus Plan under each of three scenarios which assume that (I) the low threshold is met for both Adjusted EBITDA and revenue, (II) the medium threshold is met for both Adjusted EBITDA and revenue and (III) the high threshold is met for both Adjusted EBITDA and revenue, and that in each case individual performance objectives are fully satisfied.

	Salary			(I) Low	(II) Medium	(III) High
	Percentage			Threshold	Threshold	Threshold
	for computing			Bonus	Bonus	Bonus
	Target Bonus		Target Bonus	Amounts	Amounts	Amounts
Name/Title	Amount	2010 Salary	Amount	Achieved	Achieved	Achieved
Joseph A. Ferrara	45%	$350,000	$157,500	$78,750	$94,500	$315,000
Chairman, CEO and
President
Principal Executive Officer

Michael D. Bornak	35%	$250,000	$87,500	$43,750	$52,500	$175,000
CFO and Treasurer
Principal Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: February 25, 2010	By:	/s/ Jennifer M. Reinke
Jennifer M. Reinke
General Counsel and Secretary